                                                                    EXHIBIT 20.6

             ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                    MONTHLY SERVICER'S CERTIFICATE

       Accounting Date:                      September 30, 1999
                                       -------------------------
       Determination Date:                      October 6, 1999
                                       -------------------------
       Distribution Date:                      October 15, 1999
                                       -------------------------
       Monthly Period Ending:                September 30, 1999
                                       -------------------------



       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1998, among Arcadia Automobile Receivables Trust, 1998-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and
       Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



  I.   Collection Account Summary

       Available Funds:
                     Payments Received                                                     $16,069,254.53
                     Liquidation Proceeds (excluding Purchase Amounts)                      $1,703,860.94
                     Current Monthly Advances                                                  270,046.82
                     Amount of withdrawal, if any, from the Spread Account                          $0.00
                     Monthly Advance Recoveries                                               (196,139.94)
                     Purchase Amounts-Warranty and Administrative Receivables                 ($63,017.54)
                     Purchase Amounts - Liquidated Receivables                                      $0.00
                     Income from investment of funds in Trust Accounts                         $75,878.67
                                                                                         -----------------
       Total Available Funds                                                                                    $17,859,883.48
                                                                                                              =================

       Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                              $0.00
                     Backup Servicer Fee                                                            $0.00
                     Basic Servicing Fee                                                      $468,457.73
                     Trustee and other fees                                                         $0.00
                     Class A-1  Interest Distributable Amount                                       $0.00
                     Class A-2  Interest Distributable Amount                                 $491,634.45
                     Class A-3  Interest Distributable Amount                               $1,606,500.00
                     Noteholders' Principal Distributable Amount                           $13,338,006.41
                     Amounts owing and not paid to Security Insurer under
                              Insurance Agreement                                                   $0.00
                     Supplemental Servicing Fees (not otherwise paid to Servicer)                   $0.00
                     Spread Account Deposit                                                 $1,955,284.89
                                                                                         -----------------
       Total Amounts Payable on Distribution Date                                                               $17,859,883.48
                                                                                                               ================


                                 Page 1 (1998-C)

  II.  Available Funds

       Collected Funds (see V)
                         Payments Received                                                 $16,069,254.53
                         Liquidation Proceeds (excluding Purchase Amounts)                  $1,703,860.94       $17,773,115.47
                                                                                         -----------------

       Purchase Amounts                                                                                            -$63,017.54

       Monthly Advances

                         Monthly Advances - current Monthly Period (net)                       $73,906.88
                         Monthly Advances - Outstanding Monthly Advances
                            not otherwise reimbursed to the Servicer                                $0.00          $73,906.88
                                                                                         -----------------

       Income from investment of funds in Trust Accounts                                                           $75,878.67
                                                                                                             -----------------

       Available Funds                                                                                         $17,859,883.48
                                                                                                             -----------------

  III. Amounts Payable on Distribution Date

             (i)(a)      Taxes due and unpaid with respect to the Trust
                         (not otherwise paid by OFL or the Servicer)                                                    $0.00

             (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                         to Servicer and to be reimbursed on the Distribution Date)                                     $0.00

             (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                $0.00

             (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                   Owner Trustee                                                    $0.00
                                   Administrator                                                    $0.00
                                   Indenture Trustee                                                $0.00
                                   Indenture Collateral Agent                                       $0.00
                                   Lockbox Bank                                                     $0.00
                                   Custodian                                                        $0.00
                                   Backup Servicer                                                  $0.00
                                   Collateral Agent                                                 $0.00               $0.00
                                                                                         -----------------

             (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                     $468,457.73

             (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                   $0.00

             (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                         returned for insufficient funds (not otherwise reimbursed to Servicer)                         $0.00

             (iv)        Class A-1 Interest Distributable Amount                                                        $0.00
                         Class A-2 Interest Distributable Amount                                                  $491,634.45
                         Class A-3 Interest Distributable Amount                                                $1,606,500.00

             (v)         Noteholders' Principal Distributable Amount
                                   Payable to Class A-1 Noteholders                                                     $0.00
                                   Payable to Class A-2 Noteholders                                            $13,338,006.41
                                   Payable to Class A-3 Noteholders                                                     $0.00
                                   Payable to Class A-4 Noteholders                                                     $0.00
                                   Payable to Class A-5 Noteholders                                                     $0.00

             (vii)        Unpaid principal balance of the Class A-1 Notes after
                          deposit to the Note Distribution Account of any funds in the
                          Class A-1 Holdback Subaccount (applies only on the Class A-1
                          Final Scheduled Distribution Date)                                                            $0.00

             (ix)         Amounts owing and not paid to Security Insurer under Insurance Agreement                      $0.00
                                                                                                              ------------------

                          Total amounts payable on Distribution Date                                           $15,904,598.59
                                                                                                              ==================

                                 Page 2 (1998-C)

  IV.  Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
       Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
       Class A-1 Maturity Shortfall

       Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                     over total amounts payable (or amount of such
                     excess up to the Spread Account Maximum Amount)                                     $1,955,284.89

       Reserve Account Withdrawal on any Determination Date:
                    Amount of excess, if any, of total amounts payable over Available Funds
                    (excluding amounts payable under item (vii) of Section III)                                  $0.00

                     Amount available for withdrawal from the Reserve Account (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite
                     Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve
                     Account in respect of transfers of Subsequent Receivables)                                  $0.00

                     (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                     (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                      $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
       Date:

                     Amount by which (a) the remaining principal balance of the Class A-1
                     Notes exceeds (b) Available Funds after payment of amounts set forth
                     in item (v) of Section III                                                                  $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                       $0.00

                     (The amount by which the remaining principal balance of the Class A-1
                     Notes exceeds Available Funds (after payment of amount set forth in item (v)of Section III) shall be withdrawn by the Indenture Trustee from the
                     Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                     Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                        $0.00

       Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback
                     Subaccount and Available Funds                                                              $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class
                     A-1 Prepayment Amount, the Class A-2 Prepayment Amount, and the Class
                     A-3 Prepayment Amount over (b) the amount on deposit in the
                     Pre-Funding Account                                                                         $0.00

       Class A-1 Maturity Shortfall:

                            Amount of excess, if any, on the Class A-1 Final Scheduled
                            Distribution Date, of (a) the unpaid principal balance of the
                            Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                            Section III or pursuant to a withdrawal from the Class A-1
                            Holdback Subaccount.                                                                 $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
       Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
       Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
       Shortfall.)

                                      Page 3 (1998-C)

  V.   Collected Funds

       Payments Received:
                    Supplemental Servicing Fees                                                            $0.00
                    Amount allocable to interest                                                    5,739,238.98
                    Amount allocable to principal                                                  10,330,015.55
                    Amount allocable to Insurance Add-On Amounts                                           $0.00
                    Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                                   $0.00
                                                                                             --------------------

       Total Payments Received                                                                                       $16,069,254.53

       Liquidation Proceeds:
                    Gross amount realized with respect to Liquidated Receivables                    1,728,207.55

                    Less: (i) reasonable expenses incurred by Servicer
                       in connection with the collection of such Liquidated
                       Receivables and the repossession and disposition
                       of the related Financed Vehicles and (ii) amounts
                       required to be refunded to Obligors on such Liquidated Receivables             (24,346.61)
                                                                                                  ---------------

       Net Liquidation Proceeds                                                                                       $1,703,860.94

       Allocation of Liquidation Proceeds:
                    Supplemental Servicing Fees                                                            $0.00
                    Amount allocable to interest                                                           $0.00
                    Amount allocable to principal                                                          $0.00
                    Amount allocable to Insurance Add-On Amounts                                           $0.00
                    Amount allocable to Outstanding Monthly Advances (reimbursed to the
                       Servicer prior to deposit in the Collection Account)                                $0.00              $0.00
                                                                                                  ---------------    ---------------

       Total Collected Funds                                                                                         $17,773,115.47
                                                                                                                     ===============

  VI.  Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                                $0.00
                    Amount allocable to interest                                                           $0.00
                    Amount allocable to principal                                                          $0.00
                    Amount allocable to Outstanding Monthly Advances (reimbursed to the
                       Servicer prior to deposit in the Collection Account)                                $0.00

       Purchase Amounts - Administrative Receivables                                                                    ($63,017.54)
                    Amount allocable to interest                                                           $0.00
                    Amount allocable to principal                                                    ($63,017.54)
                    Amount allocable to Outstanding Monthly Advances (reimbursed to the
                       Servicer prior to deposit in the Collection Account)                                $0.00
                                                                                                  ---------------

       Total Purchase Amounts                                                                                           ($63,017.54)
                                                                                                                     ===============

  VII. Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                     $431,795.43

       Outstanding Monthly Advances reimbursed to the Servicer
          prior to deposit in the Collection Account from:
                    Payments received from Obligors                                                 ($196,139.94)
                    Liquidation Proceeds                                                                   $0.00
                    Purchase Amounts - Warranty Receivables                                                $0.00
                    Purchase Amounts - Administrative Receivables                                          $0.00
                                                                                                  ---------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                      ($196,139.94)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                     ($196,139.94)

       Remaining Outstanding Monthly Advances                                                                           $235,655.49

       Monthly Advances - current Monthly Period                                                                        $270,046.82
                                                                                                                    ----------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                       $505,702.31
                                                                                                                    ================

                                      Page 4 (1998-C)

  VIII. Calculation of Interest and Principal Payments

        A.  Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                              $10,330,015.55
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                           $3,071,008.40
               Purchase Amounts - Warranty Receivables allocable to principal                                                 $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                     ($63,017.54)
               Amounts withdrawn from the Pre-Funding Account                                                                 $0.00
               Cram Down Losses                                                                                               $0.00
                                                                                                                     ---------------

               Principal Distribution Amount                                                                         $13,338,006.41
                                                                                                                     ===============

        B.  Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after
                  distributions of principal to Class A-1 Noteholders on such
                  Distribution Date)                                                                     $0.00

               Multiplied by the Class A-1 Interest Rate                                                5.4700%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 23/360                                                         0.08333333                $0.00
                                                                                             ------------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         -
                                                                                                                     ===============

               Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                                     ===============

        C.  Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after
                  distributions of principal to Class A-2 Noteholders on such
                  Distribution Date)                                                           $109,719,423.31

               Multiplied by the Class A-2 Interest Rate                                                 5.377%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 23/360                                                         0.08333333          $491,634.45
                                                                                             ------------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                         -
                                                                                                                     ---------------

               Class A-2 Interest Distributable Amount                                                                  $491,634.45
                                                                                                                     ==============

        D.  Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-3 Noteholders on such Distribution Date)             $340,000,000.00

               Multiplied by the Class A-3 Interest Rate                                                 5.670%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360          0.08333333        $1,606,500.00
                                                                                             ------------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                         $0.00
                                                                                                                     ---------------

               Class A-3 Interest Distributable Amount                                                                $1,606,500.00
                                                                                                                     ===============

                                      Page 5 (1998-C)


  G.  Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                                         $0.00
         Class A-2 Interest Distributable Amount                                                   $491,634.45
         Class A-3 Interest Distributable Amount                                                 $1,606,500.00

         Noteholders' Interest Distributable Amount                                                                   $2,098,134.45
                                                                                                                     -==============

  H.  Calculation of Noteholders' Principal Distributable Amount:

         Noteholders' Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                          $13,338,006.41

         Multiplied by Noteholders' Percentage ((i) for each
            Distribution Date before the principal balance of the
            Class A-1 Notes is reduced to zero, 100%, (ii) for the
            Distribution Date on which the principal balance of the
            Class A-1 Notes is reduced to zero, 100% until the
            principal balance of the Class A-1 Notes is reduced to
            zero and with respect to any remaining portion of the
            Principal Distribution Amount, the initial principal
            balance of the Class A-2 Notes over the Aggregate
            Principal Balance (plus any funds remaining on deposit in
            the Pre-Funding Account) as of the Accounting Date for
            the preceding Distribution Date minus that portion of the
            Principal Distribution Amount applied to retire the Class
            A-1 Notes and (iii) for each Distribution Date
            thereafter, outstanding principal balance of the Class
            A-2 Notes on the Determination Date over the Aggregate
            Principal Balance (plus any funds remaining on deposit in
            the Pre-Funding Account) as of the Accounting Date for the
            preceding Distribution Date)                                                                100.00%      $13,338,006.41
                                                                                             ------------------


         Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                                    ----------------

         Noteholders' Principal Distributable Amount                                                                 $13,338,006.41
                                                                                                                    ================

  I.  Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount
         payable to Class A-1 Notes (equal to entire Noteholders'
         Principal Distributable Amount until the principal balance
         of the Class A-1 Notes is reduced to zero)                                                                           $0.00
                                                                                                                   =================

         Amount of Noteholders' Principal Distributable Amount
         payable to Class A-2 Notes (no portion of the Noteholders'
         Principal Distributable Amount is payable to the Class A-2
         Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders'
         Principal Distributable Amount)                                                                             $13,338,006.41
                                                                                                                    ================

  IX.    Pre-Funding Account

         A.  Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding Distribution Date or, in the case of the first
            Disrtibution Date, as of the Closing Date

                                                                                                                              $0.41

         Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust
            occurring on a Subsequent Transfer Date (an amount equal
            to (a) $0 (the aggregate Principal Balance of Subsequent
            Receivables transferred to the Trust) plus (b) $0 (an
            amount equal to $0 multiplied by (A) one less (B)((i) the
            Pre-Funded Amount after giving effect to transfer of
            Subsequent Receivables over (ii) $0))                                                                             $0.00

         Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
            Pre-Funding Account has been reduced to $100,000 or less as of
            the Distribution Date (see B below)                                                                               $0.00
                                                                                                                    ================

         Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                                                                                                         $0.41
                                                                                               ================

                                                                                                                              $0.41
                                                                                                                    ================


                                      Page 6 (1998-C)

         B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the
            Distribution Date on or immediately preceding the end of
            the Funding Period or the Pre-Funded Amount being reduced
            to $100,000 or less on any Distribution Date                                                                     $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1
            Noteholders' pro rata share (based on the respective
            current outstanding principal balance of each class of
            Notes of the Pre-Funded Amount as of the Distribution Date)                                                      $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2
            Noteholders' pro rata share (based on the respective
            current outstanding principal balance of each class of
            Notes of the Pre-Funded Amount as of the Distribution Date)                                                      $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3
            Noteholders' pro rata share (based on the respective
            current outstanding principal balance of each class of
            Notes of the Pre-Funded Amount as of the Distribution Date)                                                      $0.00

         C. Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                        $0.00
         Class A-2 Prepayment Premium                                                                                        $0.00
         Class A-3 Prepayment Premium                                                                                        $0.00

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes.

         Product of (x) weighted average of the Class A-1, A-2, and A-3, Interest Rate
         (based on outstanding Class A-1, A-2, and A-3, principal balance), divided by 360             5.5533%
         (y) (the Pre-Funded Amount on such Distribution Date)                                           0.00
         (z) (the number of days until the November 1998 Distribution Date)                                 0
                                                                                                                               -
         Less the product of (x) 2.5% divided by 360,                                                    2.50%
         (y) the Pre-Funded Amount on such Distribution Date and,                                        0.00
         (z) the number of days until the November 1998 Distribution Date                                   0                $0.00
                                                                                                                    ===============


         Requisite Reserve Amount                                                                                            $0.00
                                                                                                                   -===============

         Amount on deposit in the Reserve Account (other than the
            Class A-1 Holdback Subaccount) as of the preceding
            Distribution Date or, in the case of the first
            Distribution Date, as of the Closing Date                                                                        $0.00

         Plus the excess, if any, of the Requisite Reserve Amount
            over amount on deposit in the Reserve Account (other than
            the Class A-1 Holdback Subaccount) (which excess is to be
            deposited by the Indenture Trustee in the Reserve Account
            from amounts withdrawn from the Pre-Funding Account in respect
            of transfers of Subsequent Receivables)                                                                          $0.00

         Less: the excess, if any, of the amount on deposit in the
            Reserve Account (other than the Class A-1 Holdback
            Subaccount) over the Requisite Reserve Amount (and amount
            withdrawn from the Reserve Account to cover the excess,
            if any, of total amounts payable over Available Funds,
            which excess is to be transferred by the Indenture
            Trustee from amounts withdrawn from the Pre-Funding
            Account in respect of transfers of Subsequent Receivables)                                                       $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
            to cover the excess, if any, of total amount payable over Available Funds (see IV above)                         $0.00
                                                                                                                    ===============

         Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) after the Distribution Date                                                                          $0.00
                                                                                                                    ===============

                                      Page 7 (1998-C)

   XI.    Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution Date or
             the Closing Date, as applicable,                                                                                $0.00

          Plus deposit to the Class A-1 Holdback Subaccount (equal to
             2.5% of the amount, if any, by which $0 (the Target
             Original Pool Balance set forth in the Sale and Servicing
             Agreement) is greater than $0 (the Original Pool Balance
             after giving effect to the transfer of Subsequent
             Receivables on the Distribution Date or on a Subsequent
             Transfer Date preceding the Distribution Date))                                                                     0

          Less withdrawal, if any, of amount from the Class
             A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall
             (see IV above)                                                                                                  $0.00

          Less withdrawal, if any, of amount remaining in the Class
             A-1 Holdback Subaccount on the Class A-1 Final Scheduled
             Maturity Date after giving effect to any payment out of
             the Class A-1 Holdback Subaccount to cover a Class A-1
             Maturity Shortfall (amount of withdrawal to be released by
             the Indenture Trustee)                                                                                          $0.00
                                                                                                                     --------------

          Class A-1 Holdback Subaccount immediately following the
             Distribution Date                                                                                               $0.00
                                                                                                                     ==============

  XII.    Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the
             Monthly Period                                                $449,719,422.90
          Multiplied by Basic Servicing Fee Rate                                      1.25%
          Multiplied by months per year                                         0.08333333
                                                                        -------------------

          Basic Servicing Fee                                                                   $468,457.73

          Less: Backup Servicer Fees                                                                  $0.00

          Supplemental Servicing Fees                                                                 $0.00
                                                                                             ---------------

          Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $468,457.73
                                                                                                                     ==============

  XIII.   Information for Preparation of Statements to Noteholders

          a.    Aggregate principal balance of the Notes as of first day of Monthly Period
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                          $109,719,423.31
                          Class A-3 Notes                                                                          $340,000,000.00

          b.    Amount distributed to Noteholders allocable to principal
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                           $13,338,006.41
                          Class A-3 Notes                                                                                    $0.00

          c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                           $96,381,416.90
                          Class A-3 Notes                                                                          $340,000,000.00

          d.    Interest distributed to Noteholders
                          Class A-1 Notes                                                                                    $0.00
                          Class A-2 Notes                                                                              $491,634.45
                          Class A-3 Notes                                                                            $1,606,500.00

          e.    1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                $0.00

          f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.  Reserve Account                                                                   $0.00
                2.  Spread Account Class A-1 Holdback Subaccount                                      $0.00
                3.  Claim on the Note Policy                                                          $0.00

          g.    Remaining Pre-Funded Amount                                                                                  $0.41

          h.    Remaining Reserve Amount                                                                                     $0.00

               Page 8 (1998-C)

          i.    Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

          j.    Prepayment amounts
                          Class A-1 Prepayment Amount                                                                         $0.00
                          Class A-2 Prepayment Amount                                                                         $0.00
                          Class A-3 Prepayment Amount                                                                         $0.00

          k.    Prepayment Premiums
                          Class A-1 Prepayment Premium                                                                        $0.00
                          Class A-2 Prepayment Premium                                                                        $0.00
                          Class A-3 Prepayment Premium                                                                        $0.00

          l.    Total of Basic Servicing Fee, Supplemental Servicing
                   Fees and other fees, if any, paid by the Trustee
                   on behalf of the Trust                                                                               $468,457.73

          m.    Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                         Class A-1 Notes                                                                                 0.00000000
                         Class A-2 Notes                                                                                 0.49681143
                         Class A-3 Notes                                                                                 1.00000000


  XVI. Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period                                               $599,999,999.59
                 Subsequent Receivables                                                                                      -
                                                                                                                    ===============
                 Original Pool Balance at end of Monthly Period                                                     $599,999,999.59
                                                                                                                    ===============

                 Aggregate Principal Balance as of preceding Accounting Date                                        $449,719,422.90
                 Aggregate Principal Balance as of current Accounting Date                                          $436,381,416.49


       Monthly Period Liquidated Receivables                                              Monthly Period Administrative Receivables

                                         Loan #             Amount                            Loan #                  Amount
                                         ------             ------                            ------                  ------
                           see attached listing            3,071,008.40                   see attached listing           -63,017.54
                                                                  $0.00                                                       $0.00
                                                                  $0.00                                                       $0.00
                                                                 ------                                                       -----
                                                          $3,071,008.40                                                 -$63,017.54
                                                         ==============                                                ============

 XVIII. Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to
           all or any portion of a Scheduled Payment as of the
           Accounting Date                                                                    23,367,893.97

        Aggregate Principal Balance as of the Accounting Date                               $436,381,416.49
                                                                                        -------------------

        Delinquency Ratio                                                                                               5.35492418%
                                                                                                                        ===========


       IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                           ARCADIA  FINANCIAL  LTD.

                           By:
                              -------------------------------------------------

                           Name:  Scott R. Fjellman
                                  ---------------------------------------------
                           Title: Vice President / Securitization
                                  ---------------------------------------------

                                 Page 9 (1998-C)

                       ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                                  PERFORMANCE INFORMATION

                     FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 1999

   I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                 $600,000,000

                   AGE OF POOL (IN MONTHS)                                          13

   II.   Delinquency Ratio

         Sumof Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to
            all or any portion of a Scheduled Payment
            as of the Accounting Date                                                        $23,367,893.97

         Aggregate Principal Balance as of the Accounting Date                              $436,381,416.49
                                                                                            ----------------

         Delinquency Ratio                                                                                             5.35492418%
                                                                                                                  ================


  III.   Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                          5.35492418%

         Delinquency ratio - preceding Determination Date                                        4.46628938%

         Delinquency ratio - second preceding Determination Date                                 4.45680476%
                                                                                            ----------------


         Average Delinquency Ratio                                                                                     4.75933944%
                                                                                                                  ================


   IV.   Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                        $23,606,991.62

              Add:     Sum of Principal Balances (as of the Accounting
                         Date) of Receivables that became Liquidated
                         Receivables during the Monthly Period or that became
                         Purchased Receivables during Monthly Period (if
                         delinquent more than 30 days with respect to any
                         portion of a Scheduled Payment at time of purchase)                                        $3,071,008.40
                                                                                                                -=================

         Cumulative balance of defaults as of the current Accounting Date                                          $26,678,000.02

                 Sum of Principal Balances (as of the Accounting Date)
                    of 90+ day delinquencies                                                   5,194,654.49

                          Percentage of 90+ day delinquencies
                             applied to defaults                                                     100.00%        $5,194,654.49
                                                                                            ----------------    ------------------

         Cumulative balance of defaults and 90+ day delinquencies as of
             the current Accounting Date                                                                           $31,872,654.51
                                                                                                                ==================




   V.    Cumulative Default Rate as a % of Original Principal Balance
            (plus 90+ day delinquencies)

         Cumulative Default Rate - current Determination Date                                     5.3121091%

         Cumulative Default Rate - preceding Determination Date                                   4.7088611%

         Cumulative Default Rate - second preceding Determination Date                            4.1560387%


                                 Page 1 (1998-C)

   VI.   Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                  $10,149,602.10

              Add:    Aggregate of Principal Balances as of the Accounting Date
                           (plus accrued and unpaid interest thereon to the end
                           of the Monthly Period) of all Receivables that became
                           Liquidated Receivables or that became Purchased
                           Receivables and that were delinquent more than 30
                           days with respect to any portion of a Scheduled
                           Payment as of the Accounting Date                                $3,071,008.40
                                                                                         -----------------

                   Liquidation Proceeds received by the Trust                              ($1,703,860.94)           $1,367,147.46
                                                                                         -----------------         ----------------

         Cumulative net losses as of the current Accounting Date                                                    $11,516,749.56

                   Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                              $5,194,654.49

                            Percentage of 90+ day delinquencies
                               applied to losses                                                    50.00%           $2,597,327.25
                                                                                         -----------------        -----------------

         Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                         $14,114,076.81
                                                                                                                  =================




  VII.   Cumulative Net Loss Rate as a % of Original Principal Balance
            (plus 90+ day delinquencies)

         Cumulative Net Loss Rate - current Determination Date                                                           2.3523461%

         Cumulative Net Loss Rate - preceding Determination Date                                                         2.0787816%

         Cumulative Net Loss Rate - second preceding Determination Date                                                  1.8332440%



  VIII.  Classic/Premier Loan Detail

                                                                 Classic                Premier                      Total
                                                                 -------                -------                      -----
         Aggregate Loan Balance, Beginning                  317,387,295.12          $132,332,127.78             $449,719,422.90
           Subsequent deliveries of Receivables                                                                            0.00
           Prepayments                                      ($2,938,156.62)           (1,275,813.78)              (4,213,970.40)
           Normal loan payments                             ($3,947,707.18)           (2,168,337.97)              (6,116,045.15)
           Liquidated Receivables                           ($2,285,288.26)             (785,720.14)              (3,071,008.40)
           Administrative and Warranty Receivables               40,582.62                22,434.92                   63,017.54
                                                          -----------------      -------------------         -------------------
         Aggregate Loan Balance, Ending                    $308,256,725.68          $128,124,690.81             $436,381,416.49
                                                          =================      ===================         ===================

         Delinquencies                                      $19,048,328.82             4,319,565.15              $23,367,893.97
         Recoveries                                          $1,291,717.79              $412,143.15               $1,703,860.94
         Net Losses                                             993,570.47               373,576.99               $1,367,147.46

  VIII.  Other  Information  Provided  to  FSA

         A.     Credit Enhancement Fee information:

                Aggregate Principal Balance as of the Accounting Date               $436,381,416.49
                Multiplied by:  Credit Enhancement Fee  (33 bp's) * (30/360)                 0.0275%
                                                                                  ------------------
                         Amount due for current period                                                              $120,004.89
                                                                                                             ===================


         B.     Dollar amount of loans that prepaid during the Monthly Period                                     $4,213,970.40
                                                                                                             ===================

                Percentage of loans that prepaid during the Monthly Period                                           0.96566220%
                                                                                                             ===================


                                 Page 2 (1998-C)

   IX.   Spread Account Information                                                       $                               %

         Beginning Balance                                                          $40,474,748.10                   9.27508518%

         Deposit to the Spread Account                                               $1,955,284.89                   0.44806786%
         Spread Account Additional Deposit                                                   $0.00                   0.00000000%
         Withdrawal from the Spread Account                                           ($228,186.69)                 (0.05229065%)
         Disbursements of Excess                                                    ($3,096,588.48)                 (0.70960595%)
         Interest earnings on Spread Account                                           $169,069.70                   0.03874356%
                                                                                  -----------------          --------------------

         Ending Balance                                                             $39,274,327.52                   9.00000001%
                                                                                  =================          ====================


         Specified Balance pursuant to Section 3.03 of the
              Spread Account Agreement among Olympic Financial Ltd.,
              Arcadia Receivables Finance Corp., Financial Security
              Assurance Inc. and Norwest Bank Minnesota, National Association       $39,274,327.52                   9.00000000%
                                                                                  =================          ====================


   X.    Trigger Events

         Cumulative Loss and Default Triggers as of September 1, 1998


                                         Loss                       Default                Loss Event               Default Event
         Month                       Performance                 Performance              of Default                  of Default
         -------------------------------------------------------------------------------------------------------------------------
                   3                     1.05%                       2.11%                    1.33%                       2.66%
                   6                     2.11%                       4.21%                    2.66%                       5.32%
                   9                     3.05%                       6.10%                    3.85%                       7.71%
                  12                     3.90%                       7.79%                    4.92%                       9.84%
                  15                     5.02%                      10.03%                    6.34%                      12.68%
                  18                     6.04%                      12.07%                    7.63%                      15.25%
                  21                     6.93%                      13.85%                    8.75%                      17.50%
                  24                     7.70%                      15.40%                    9.73%                      19.45%
                  27                     8.10%                      16.21%                   10.24%                      20.47%
                  30                     8.43%                      16.86%                   10.65%                      21.29%
                  33                     8.71%                      17.43%                   11.01%                      22.01%
                  36                     8.96%                      17.92%                   11.32%                      22.63%
                  39                     9.08%                      18.15%                   11.47%                      22.93%
                  42                     9.17%                      18.34%                   11.58%                      23.16%
                  45                     9.25%                      18.49%                   11.68%                      23.36%
                  48                     9.31%                      18.62%                   11.76%                      23.52%
                  51                     9.36%                      18.73%                   11.83%                      23.65%
                  54                     9.41%                      18.81%                   11.88%                      23.76%
                  57                     9.44%                      18.88%                   11.92%                      23.84%
                  60                     9.46%                      18.93%                   11.95%                      23.91%
                  63                     9.48%                      18.96%                   11.97%                      23.95%
                  66                     9.49%                      18.98%                   11.99%                      23.98%
                  69                     9.50%                      18.99%                   12.00%                      23.99%
                  72                     9.50%                      19.00%                   12.00%                      24.00%

         ---------------------------------------------------------------------------------------------------------------------------

         Average Delinquency Ratio equal to or greater than 8.19%                                Yes________          No___X_____

         Cumulative Default Rate (see above table)                                               Yes________          No___X_____

         Cumulative Net Loss Rate (see above table)                                              Yes________          No___X_____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                                     Yes________          No___X_____

   XI.   Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                                        Yes________          No___X_____

         To the knowledge of the Servicer, a Capture Event has occurred and be continuing        Yes________          No___X_____

         To the knowledge of the Servicer, a prior Capture Event has been cured by
            a permanent waiver                                                                   Yes________          No___X_____

         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                          ARCADIA  FINANCIAL  LTD.

                          By:
                             --------------------------------------------------

                          Name:  Scott R. Fjellman
                                 ----------------------------------------------
                          Title:    Vice President / Securitization
                                 ----------------------------------------------



                                 Page 3 (1998-C)